=====================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     --------------------------------------

Date of Report (Date of Earliest Event Reported): JANUARY 14, 2004

                           DWANGO NORTH AMERICA CORP.
               (Exact Name of Registrant as Specified in Charter)


         NEVADA                      333-69006          84-1407365
(State or Other Jurisdiction       (Commission       (I.R.S. Employer
         of Incorporation)          File Number)      Identification Number)


         5847 SAN FELIPE STREET, SUITE 3220
         HOUSTON, TEXAS                                        77057-3000
         (Address of Principal Executive Offices)              (Zip Code)

                                 (713) 914-9600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                     --------------------------------------

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

         (a) Dwango North America Corp. (the "Company"), through a wholly-owned subsidiary, executed agreements with each of Alltel Communications, Inc. ("Alltel") and Cingular Wireless LLC ("Cingular"), dated December 19, 2003 and January 9, 2004, respectively, which agreements set forth the terms and conditions under which the Company's games may be made available to end-users of each of these wireless carriers. The Company first received executed copies of the agreements on January 20, 2004 in the case of Alltel and January 14, 2004 in the case of Cingular.

                  The execution of agreements with Cingular and Alltel creates the fourth and fifth major wireless carrier relationships for the Company. The Company also has agreements with T-Mobile USA, Inc., AT&T Wireless and Verizon Wireless.

         (b) The Company entered into Conversion Agreements, dated January 28, 2004, with each of Robert E. Huntley, the Company's Chairman, President and Chief Executive Officer, and Paul Eibeler, a director of the Company. Each of Mr. Huntley and Mr. Eibeler had, from October 2003 to December 2003, advanced to the Company funds in the aggregate amounts of $392,312.80 and $50,000, respectively (the "Advanced Amounts"). Pursuant to the Conversion Agreements, in consideration of the Company retaining the Advanced Amounts, the Company issued to Mr. Huntley and Mr. Eibeler 326,927 and 41,667 shares of common stock of the Company (the "Common Stock"), respectively, based upon a price of $1.20 per share. The Company also issued to Mr. Huntley and Mr. Eibeler four year warrants to purchase an aggregate of 326,927 and 41,667 shares of Common Stock, respectively, exercisable at $1.20 per share. Copies of the Conversion Agreements are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  EXHIBITS.

EXHIBIT NO.         DESCRIPTION
-----------         -----------

10.1 Conversion Agreement, dated January 28, 2004, between Dwango North America Corp. and Robert E. Huntley.

10.2 Conversion Agreement, dated January 28, 2004, between Dwango North America Corp. and Paul Eibeler.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 29, 2004
                                        DWANGO NORTH AMERICA CORP.


                                        By:      /S/ JACQUES FAUST
                                                 -------------------------------
                                                 Jacques Faust
                                                 Chief Financial Officer

                                  EXHIBIT INDEX




EXHIBIT NO.         DESCRIPTION
-----------         -----------

10.1 Conversion Agreement, dated January 28, 2004, between Dwango North America Corp. and Robert E. Huntley.

10.2 Conversion Agreement, dated January 28, 2004, between Dwango North America Corp. and Paul Eibeler.